UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22243

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Item 1. Report to Shareholders

Global Multi-Sector Bond Fund	November 30, 2015

The views and opinions in this report were current as of November 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The U.S. economy remained one of the healthiest among the major developed markets, while the eurozone and Japan are earlier in the recovery cycle. The Federal Reserve raised interest rates after the end of the reporting period, but the European Central Bank (ECB) and Bank of Japan (BoJ) maintained their accommodative policies. Emerging market performance was disparate and tied to individual country economic prospects, though emerging market currencies generally dropped sharply against the U.S. dollar after China devalued its currency in August. Credit markets, particularly U.S. high yield bonds, lost ground as commodity prices resumed their descent after a period of relative stability earlier in the calendar year.

PERFORMANCE COMPARISON

The Global Multi-Sector Bond Fund returned -1.53% for the six months ended November 30, 2015, underperforming the Barclays Global Aggregate ex Treasury Bond USD Hedged Index, which returned -0.14%. (Results for Advisor Class shares were slightly lower, reflecting their higher expense ratio.) The fund’s exposure to emerging market currencies accounted for the bulk of the relative underperformance. However, the fund outperformed the Lipper Global Income Funds Average and ranked favorably in the Lipper universe over both shorter- and longer-term time periods. Based on cumulative total return, the Global Multi-Sector Bond Fund ranked 62 of 208, 26 of 182, 21 of 130, and 26 of 103 funds in the Lipper global income funds group for the one-year, three-year, five-year, and since-inception periods ended November 30, 2015, respectively. (The Lipper since-inception ranking was calculated from December 31, 2008, through November 30, 2015. Past performance cannot guarantee future results.) As shown in the Growth of $10,000 chart on page 14, the fund’s longer-term performance compares favorably to both the benchmark and its peers since its inception in December 2008.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1 percentage point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The fund is a highly diversified fixed income portfolio that invests in a broad range of securities: domestic and foreign, developed and emerging markets, higher risk and higher quality, and government-issued and corporate bonds. The fund represents a more aggressive diversified bond portfolio than many other T. Rowe Price offerings due to its substantial allocation flexibility across higher-risk sectors and foreign bonds and our willingness to deviate significantly from the benchmark when we perceive attractive opportunities. However, the portfolio is designed to typically be less volatile than bond funds concentrated in a single higher-risk sector, such as high yield.

MARKET ENVIRONMENT

The U.S. economy remained one of the healthiest among the major developed markets, with gross domestic product (GDP) expanding at a 3.9% annual rate in the second quarter and 2.1% in the third quarter. Although the U.S. labor market continued to see strength during the reporting period, inflation remained well below the Fed’s 2.0% target. The UK economy expanded at a respectable 2.3% rate in the third quarter, although—like the U.S.—the pace slowed from the second quarter. Eurozone growth prospects continued to improve, though at a more modest level with GDP growing at a 1.3% annual pace in the third quarter while the region’s inflation stayed low even as quantitative easing continues. Japan’s economy continued to struggle, contracting slightly in the second quarter before growing at a weak 1.0% rate in the third quarter, with continued difficulty generating desired levels of wage and price inflation. Growth in emerging markets varied considerably by country and region, though emerging countries as a whole continued to outpace the growth in developed countries.

Much of the variation in growth within emerging economies stemmed from low commodity prices, which benefited commodity importers like Turkey and Thailand but hurt exporters such as Russia and South Africa. After falling from well over $100 per barrel in mid-2014, Brent crude oil (the worldwide benchmark) dropped by about $20 per barrel over the reporting period to finish at just under $44. The decline put pressure on U.S. high yield bonds, where bonds from the energy and metals and mining industries account for a major portion of the market.

New questions about China’s ability to manage a slowdown in its growth emerged in August when the country unexpectedly devalued its currency, which put even more downward pressure on commodity prices globally. The Chinese devaluation also triggered declines broadly in emerging market currencies against the U.S. dollar, as well as a sell-off in global equities.

Investor expectations had been building for the Fed to raise interest rates for the first time since 2006 at its September policy meeting. However, the U.S. central bank opted not to act in September, citing international developments and the turmoil in global markets. The central bank finally made its initial rate hike on December 16, despite volatility in credit markets leading up to the meeting. The UK is also further advanced in the recovery than most other developed markets, but expectations for when the Bank of England will start to raise rates shifted to perhaps later in 2016.

The ECB maintained its widely accommodative monetary policy, buying €60 billion of bonds per month and keeping its benchmark lending rates in negative territory—charging banks to keep reserves at the ECB. Late in the reporting period, ECB President Mario Draghi made several dovish public statements about boosting inflation in the eurozone, which raised expectations for the central bank to expand or enlarge its quantitative easing (QE) program. Just after the reporting period ended, the ECB disappointed investors by not increasing its monthly volume of bond purchases, although it made its deposit rate slightly more negative and extended the targeted length of its QE by six months.

The BoJ also maintained its large QE program, but Japanese wage and price inflation remained stubbornly low. In a pattern similar to that in the eurozone, there were expectations of further QE leading up to the late October BoJ meeting, though, unlike the ECB, the BoJ kept its accommodative monetary policy steady. The evolution of wage and price inflation will likely be key determinants of further policy action.

There was also notable divergence in the monetary policies of emerging market central banks. China’s central bank cut interest rates and bank reserve requirements several times in an effort to support growth, which will likely fall below the government’s 7% target for 2015, and instill confidence in the country’s volatile stock market. In contrast, Brazil’s central bank raised interest rates in June and July to try to stem the country’s high inflation, but then kept rates steady as Brazil entered a recession amid political turmoil later in the year. The Bank of Mexico maintained its accommodative monetary policy but is widely expected to follow the Fed’s rate increase going into 2016.

Yields on government debt from global developed markets experienced some intra-period volatility but were fairly stable when comparing levels at the beginning versus the end of the reporting period. The 10-year U.S. Treasury note’s yield finished the reporting period at 2.21%, up from 2.12% at the end of May. However, the 10-year Treasury yield increased to nearly 2.50% early in the period before decreasing toward 1.90% in the midst of the risk aversion that followed the Chinese devaluation in August. The yield on German 10-year notes also finished the reporting period little changed from where it started but experienced a similar pattern of volatility within the period. Japanese 10-year notes yielded 0.31% at the end of November, a modest decrease of about 10 basis points from the end of May. Emerging market sovereign rates were less correlated with each other, given differing monetary policies and political situations across individual countries. For example, yields on Brazilian debt, which is one of the largest emerging fixed income markets, increased as the country’s fiscal situation deteriorated markedly, while yields in Mexico were range-bound through much of the period as inflation remained contained.

With the Fed poised to raise interest rates, the U.S. dollar strengthened against most other currencies. The declines in emerging market currencies against the dollar were particularly steep. The Brazilian real fell more than 18%, with its decline exacerbated by Brazil’s political crisis. The Mexican peso lost over 7% against the dollar as investors used the currency, which is easier to trade than the currencies of most other developing nations, as a proxy for emerging market currency risk more generally. The dollar gained almost 4% against the euro as the monetary policies of the two regions diverged. Currencies of developed markets that are commodity exporters, such as Canada and New Zealand, also declined. However, the yen posted a slight gain versus the dollar.

U.S. high yield bonds lost considerable ground, primarily as a result of weakness in the energy and metals and mining sectors as commodity prices fell. These sectors account for a significant proportion of the U.S. high yield market. In contrast, these commodity-related sectors make up a much smaller amount of the European high yield bond market, which resulted in better relative performance during the reporting period. U.S. and European investment-grade corporate bonds also held up better, given their higher credit quality. Mortgage- and asset-backed securities generated modest returns as a result of their relatively high credit quality and liquidity. Dollar-denominated emerging market sovereign bonds posted slight gains, but emerging market corporate bonds, which are generally denominated in dollars, declined. Locally denominated emerging market debt dropped steeply as the currencies sold off.

PERFORMANCE AND INVESTMENT REVIEW

The portfolio’s exposure to emerging market currencies was the source of most of the relative underperformance versus the benchmark as the U.S. dollar strengthened. Sector allocation to credit also detracted from relative performance. Our duration positioning and security selection contributed to relative performance, providing somewhat of an offset to the aforementioned factors.

Within emerging market currencies, allocations to the Brazilian real and the Mexican peso were particularly detrimental to relative returns. Brazil’s economy slid into recession in 2015 as the government’s fiscal mismanagement overcame the potential of its economy and the political and macroeconomic environment deteriorated further. Despite the fundamental strength of the Mexican economy and the country’s progress on implementing structural reforms, the peso suffered from the broad selling pressure on emerging market currencies following China’s devaluation of the yuan.

Sector allocation was also a negative factor in the portfolio’s relative performance as a result of our allocation to high yield bonds, which are not included in the benchmark index. Although we were underweight commodity-related issuers within the noninvestment-grade bond allocation, the sector still lagged the broad global fixed income market.

On the positive side, security selection within corporate bonds—both high yield and investment grade—incrementally contributed to the portfolio’s relative return. In addition, the portfolio’s duration positioning made a small contribution as we made several timely tactical adjustments to regional duration over the course of the reporting period.

At the end of November, the portfolio’s overall duration was longer than the duration of the benchmark. Investor opinions about the amount of tightening that could follow the Fed’s initial rate increase vary widely, but we believe that the number of rate hikes will be limited and the terminal federal funds rate could be lower than consensus expectations—absent unexpected inflation pressures. As a result, the portfolio’s U.S. duration is modestly long relative to the benchmark, and we have been adding to longer-term U.S. rates in anticipation of a yield curve flattening. In contrast, the duration of our eurozone holdings is slightly shorter than the region’s duration in the benchmark given lower yields, particularly in the shorter end of the yield curve where yields are negative. The yield spread between 10-year German bunds and 10-year U.S. Treasury notes remains unusually wide based on growth expectations and monetary policy expectations. We have little exposure to Japanese government bonds, also due to low yields that could increase should inflation pick up.

We made a noteworthy reduction in the portfolio’s exposure to emerging market currencies during the reporting period in an effort to lower its overall risk profile. We eliminated the allocation to the Brazilian real as the country’s political and economic environment deteriorated, and we cut the size of the portfolio’s position in the Mexican peso by approximately half. The longer-term prospects for the Mexican economy and the peso remain bright, but we think that investors’ concerns about the effects of Fed tightening on emerging markets in general could result in more pressure on the peso. The Mexican peso and the Indian rupee were the portfolio’s largest emerging market currency exposures at the end of the reporting period. We finished November slightly overweight the U.S. dollar in advance of the Fed’s rate liftoff.

Concerns about slowing global growth, particularly in China, and the potential for a further decline in commodity prices contributed to our preference for liquid, high-quality assets over riskier sectors, including high yield and emerging market bonds. Although we took advantage of tactical opportunities in high yield to both increase and reduce exposure around risk events, we ended the reporting period with a lower high yield allocation given challenges in the market around liquidity and commodities. The corporate credit cycle in the U.S. appears to have peaked, making U.S. noninvestment-grade bonds less attractive, so we’ve also increased our relative weight to European high yield where the credit cycle is in an earlier stage. We also added to higher-quality global investment-grade corporate bonds.

Our reduction to credit has been offset by an increase to global sovereign bonds. Global government debt and cash accounted for nearly 37% of the fund’s net assets as of November 30, 2015, which was one of the largest sector allocations as a percentage of the portfolio since its inception at the end of 2008. This reflects the expectation of continued low rates and provides flexibility for the portfolio to take advantage of tactical opportunities in credit sectors as they evolve.

When determining portfolio allocations among the various fixed income sectors, we actively consider both current and potential future liquidity. U.S. Treasuries and the sovereign debt of other developed markets, such as Germany and the UK, are typically very liquid. However, liquidity tends to decrease in sectors with increasing amounts of credit risk. Emerging market corporate bonds are an example of a sector where it can be difficult to buy or sell efficiently in a “flight to quality” environment.

OUTLOOK

Going into 2016, we expect global economic growth to gradually recover but continue at a slow overall pace. Slowdowns in major emerging markets such as China and Brazil will likely weigh on commodity prices and worldwide growth. While we think that the Chinese government has the tools to avoid a sharp economic deceleration, there is little doubt that the country will not be able to grow at the rapid rate that investors have become accustomed to over the last couple of decades. In Brazil, the impeachment process involving President Dilma Rousseff could drag on for months, so we see little chance that the country’s politicians will be able to implement the fiscal reforms that the Brazilian economy needs until later in 2016.

We anticipate that Fed rate hikes will be gradual and will not involve a set “pace” as in previous tightening cycles. Global monetary policies should continue to diverge as there will likely be little reason for the ECB and BoJ to deviate from their widely accommodative policies, although the BoJ will be paying particularly close attention to measures of inflation and the results of its quarterly Tankan business sentiment survey. With divergent policy cycles across both developed and emerging economies, we expect to see opportunities across global rate sectors as monetary policies evolve.

With no particular sectors currently offering high-conviction relative value, we anticipate that the bulk of the portfolio’s returns in 2016 will come from tactical moves as well as security selection across sectors.

The plethora of global risks—including uncertainty around global growth, commodities, economic policies, and geopolitical pressures—will likely result in additional periods of elevated volatility, similar to what we’ve seen over recent months. Given this outlook, we will continue to focus on liquidity—which tends to be undervalued in uncertain market environments. When risk events occur, value can appear across credit sectors, currencies, or interest rates, and it remains our goal to take advantage of attractive valuations where we see them to add value to the fund, both tactically and strategically.

In this uncertain environment, we believe that our strengths in identifying return opportunities and risks, actively adjusting our portfolio allocations, and performing fundamental credit analysis will allow us to continue to generate solid long-term performance for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Steven C. Huber
Chairman of the fund’s Investment Advisory Committee

December 18, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Asset Backed Securities Index: Tracks the performance of securities backed by assets including credit card, home equity, and auto loans.

Barclays CMBS ERISA-Eligible Index: An unmanaged index that tracks the performance of commercial mortgage-backed securities.

Barclays Global Aggregate ex Treasury Bond USD Hedged Index: Tracks the global investment-grade fixed rate debt markets, excluding U.S. Treasury securities, and is hedged to the dollar.

Barclays Global Aggregate ex USD Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays U.S. Agency Bond Index: Tracks the performance of securities issued by U.S. agencies such as Fannie Mae (FNMA), Freddie Mac (FHLMC), and the Federal Home Loan Bank.

Barclays U.S. Corporate Investment-Grade Bond Index: A measure of corporate and noncorporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Barclays U.S. Mortgage Backed Securities Index: An index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: Equivalent to 0.01 percentage points.

Credit spreads: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the U.S. The Federal Reserve sets a target federal funds rate to affect the level and direction of market rates.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

J.P. Morgan Emerging Markets Bond Index Plus: Tracks the total return of U.S. dollar and external currency debt instruments traded in emerging markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 23.2%		
FINANCIAL INSTITUTIONS 6.7%		
Banking 4.6%		
AKBank, 7.50%, 2/5/18 (TRY)	300	93
Arion Bank, 3.125%, 3/12/18 (EUR)	2,070	2,231
BBVA Bancomer, 6.50%, 3/10/21	800	869
BNP Paribas, VR, 2.875%, 3/20/26 (EUR)	600	655
BPCE, 5.70%, 10/22/23 (1)	910	970
Credit Suisse, 1.25%, 4/14/22 (EUR)	600	619
Credit Suisse, 6.50%, 8/8/23 (1)	1,375	1,513
Discover Bank, 3.10%, 6/4/20	1,110	1,119
Erste Group Bank, 7.125%, 10/10/22 (EUR)	300	381
HBOS, 5.374%, 6/30/21 (EUR)	100	121
HSBK Europe, 7.25%, 5/3/17	550	571
ICICI Bank, VR, 6.375%, 4/30/22	200	206
Itau Unibanco, 5.65%, 3/19/22	800	768
Morgan Stanley, 5.00%, 11/24/25	875	943
Nationwide Building Society, 3.90%, 7/21/25 (1)	1,120	1,151
Santander U.K., 2.875%, 10/16/20	920	920
Trade & Development Bank of Mongolia, 9.375%, 5/19/20 (1)	400	388
Turkiye Garanti Bankasi, 7.375%, 3/7/18 (TRY)	300	92
		13,610
Financial Other 0.1%		
Walter Investment Management, 7.875%, 12/15/21	375	296
		296
Insurance 0.8%		
Allianz Finance II, VR, 5.75%, 7/8/41 (EUR)	400	496
Anthem, 4.65%, 1/15/43	305	299
Assicurazioni Generali, 4.125%, 5/4/26 (EUR)	600	683

CNO Financial, 5.25%, 5/30/25	425	434
Humana, 3.85%, 10/1/24	555	561
		2,473
Real Estate Investment Trusts 1.2%		
Camden Property Trust, 2.95%, 12/15/22	1,590	1,538
Citycon Treasury, 2.50%, 10/1/24 (EUR)	600	632
Deutsche Annington Finance, VR, 4.00%, 12/29/49 (EUR)	600	630
Kilroy Realty, 4.375%, 10/1/25	575	587
		3,387
Total Financial Institutions		19,766
INDUSTRIAL 16.3%		
Basic Industry 0.2%		
Hudbay Minerals, 9.50%, 10/1/20	410	314
Vedanta Resources, 7.125%, 5/31/23	600	408
		722
Capital Goods 1.7%		
CEMEX Finance, 9.375%, 10/12/22	1,100	1,184
CMC Ravenna, 7.50%, 8/1/21 (EUR)	1,220	1,147
Loxam, 7.00%, 7/23/22 (EUR)	1,010	1,095
Pfleiderer GmbH, 7.875%, 8/1/19 (EUR)	150	165
Reynolds Group Holdings, 8.25%, 2/15/21	650	652
Votorantim Cimentos, 7.25%, 4/5/41	900	730
		4,973
Communications 6.6%		
Altice, 7.75%, 5/15/22 (1)	400	373
Altice Financing, 6.50%, 1/15/22 (1)	325	325
Altice Finco, 8.125%, 1/15/24 (1)	10	10
America Movil, 6.45%, 12/5/22 (MXN)	2,000	116

Arqiva Broadcasting, 9.50%, 3/31/20 (GBP) (1)	600	979
Bharti Airtel International, 5.125%, 3/11/23	400	419
Bharti Airtel International, 5.35%, 5/20/24 (1)	200	212
British Sky Broadcasting Group, 1.875%, 11/24/23 (EUR)	600	644
Charter Communications Holdings, 5.125%, 5/1/23 (1)	775	767
Charter Communications Holdings, 6.625%, 1/31/22	1,045	1,103
Charter Communications Operating, 6.484%, 10/23/45 (1)	610	634
Crown Castle Towers, 3.663%, 5/15/45 (1)	805	792
GCX, 7.00%, 8/1/19 (1)	505	485
Intelsat Jackson Holdings, 6.625%, 12/15/22	325	197
Intelsat Jackson Holdings, 7.50%, 4/1/21	500	416
Lynx II, 6.375%, 4/15/23 (1)	775	791
Myriad International Holdings, 5.50%, 7/21/25	700	701
Neptune Finco, 10.125%, 1/15/23 (1)	1,175	1,225
ProSiedenSat.1Media, 2.625%, 4/15/21 (EUR)	100	110
SBA Tower Trust, 2.898%, 10/15/44 (1)	645	636
SBA Tower Trust, 3.598%, 4/15/43 (1)	1,050	1,055
Sirius XM Radio, 5.75%, 8/1/21 (1)	855	885
T-Mobile USA, 6.00%, 3/1/23	725	729
T-Mobile USA, 6.50%, 1/15/26	1,125	1,122
TBG Global, 5.25%, 2/10/22	750	717
Telecom Italia, 5.25%, 2/10/22 (EUR)	50	61
Telecom Italia, 6.125%, 12/14/18 (EUR)	100	121
UnityMedia, 5.00%, 1/15/25 (1)	550	536
Univision Communications, 5.125%, 5/15/23 (1)	290	281
Univision Communications, 5.125%, 2/15/25 (1)	575	556
Univision Communications, 6.75%, 9/15/22 (1)	271	281
UPCB Finance, 7.25%, 11/15/21 (1)	635	677
Wind Acquisition, 4.75%, 7/15/20 (1)	825	823

Wind Acquisition, 7.00%, 4/23/21 (EUR)	620	663
		19,442
Consumer Cyclical 2.8%		
AMC Entertainment, 5.75%, 6/15/25	450	452
BR Properties, 9.00%, 10/29/49	100	75
BR Properties, 9.00%, 10/29/49 (1)	100	75
CIFI Holdings, 8.875%, 1/27/19	400	425
CVS Caremark, 3.50%, 7/20/22	1,375	1,409
Dollar Tree, 5.75%, 3/1/23 (1)	850	883
General Motors Financial, 4.25%, 5/15/23	760	757
Intralot Finance, 9.75%, 8/15/18 (EUR)	630	699
Longfor Properties, 6.75%, 1/29/23	700	727
Men's Wearhouse, 7.00%, 7/1/22	425	331
Priceline Group, 2.375%, 9/23/24 (EUR)	600	631
QVC, 4.375%, 3/15/23	595	569
Rite Aid, 6.125%, 4/1/23 (1)	525	556
Shimao Property Holdings, 8.125%, 1/22/21	500	536
		8,125
Consumer Non-Cyclical 2.7%		
Actavis Funding, 3.80%, 3/15/25	1,120	1,127
Biogen Idec, 4.05%, 9/15/25	1,175	1,185
BRF - Brasil Foods, 7.75%, 5/22/18 (BRL)	300	65
Community Health Systems, 6.875%, 2/1/22	1,265	1,227
Cosan Luxembourg, 9.50%, 3/14/18 (BRL)	615	132
Imperial Tobacco Finance, 4.25%, 7/21/25 (1)	1,540	1,570
JLL/Delta Dutch Pledgeco, PIK, 8.75%, 5/1/20 (1)	500	502
Mead Johnson Nutrition, 4.125%, 11/15/25	185	187
Post Holdings, 7.375%, 2/15/22	220	229
Spectrum Brands, 5.75%, 7/15/25 (1)	425	439

Valeant Pharmaceuticals, 5.875%, 5/15/23 (1)	700	609
Valeant Pharmaceuticals, 6.375%, 10/15/20 (1)	100	92
Valeant Pharmaceuticals, 6.75%, 8/15/21 (1)	500	453
Valeant Pharmaceuticals, 7.00%, 10/1/20 (1)	50	47
		7,864
Energy 1.2%		
Concho Resources, 5.50%, 4/1/23	790	770
Markwest Energy Partners, 4.50%, 7/15/23	635	565
NGL Energy, 5.125%, 7/15/19	100	90
SESI, 7.125%, 12/15/21	760	720
Seven Generations Energy, 6.75%, 5/1/23 (1)	275	243
WPX Energy, 7.50%, 8/1/20	1,100	1,026
		3,414
Industrial Other 0.1%		
Mriya Agro Holding, 9.45%, 4/19/18 (2)(3)	600	93
Red Carreteras Occide, 9.00%, 6/10/28 (MXN) (1)	2,000	118
		211
Technology 0.5%		
First Data, 7.00%, 12/1/23 (1)	575	582
Iron Mountain, 6.00%, 10/1/20 (1)	825	863
		1,445
Transportation 0.5%		
Delta Airlines, ETC, 4.25%, 7/30/23	735	741
Heathrow Funding, 1.50%, 2/11/32 (EUR)	800	762
		1,503
Total Industrial		47,699

UTILITY 0.2%

Electric 0.2%

Enel, VR, 5.00%, 1/15/75 (EUR)	300	335
Terraform, 6.125%, 6/15/25 (1)	325	232
Total Utility		567
Total Corporate Bonds (Cost $70,905)		68,032

ASSET-BACKED SECURITIES 3.0%

Car Loan 0.5%

Ally Auto Receivables Trust Series 2012-A, Class D 3.15%, 10/15/18 (1)	135	136
AmeriCredit Automobile Receivables Trust Series 2012-1, Class C 2.67%, 1/8/18	17	17
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	95	96
AmeriCredit Automobile Receivables Trust Series 2012-5, Class C 1.69%, 11/8/18	65	65
AmeriCredit Automobile Receivables Trust Series 2014-2, Class D 2.57%, 7/8/20	395	392
Ford Credit Auto Lease Trust Series 2013-B, Class B 1.23%, 11/15/16	190	190
Ford Credit Auto Lease Trust Series 2013-B, Class C 1.51%, 8/15/17	135	135
Ford Credit Auto Owner Trust Series 2012-D, Class C 1.23%, 8/15/18	125	125

Smart Trust Australia Series 2012-4US, Class A4A 1.25%, 8/14/18	170	170
Smart Trust Australia Series 2013-1US, Class A4A 1.05%, 10/14/18	81	81
Smart Trust Australia Series 2013-2US, Class A4A 1.18%, 2/14/19	130	129
		1,536
Credit Card 0.2%		
Nordstrom Private Label Credit Card Master Trust Series 2011-1A, Class A 2.28%, 11/15/19 (1)	590	595
		595
Other Asset-Backed Securities 1.9%		
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (1)	1,429	1,426
Diamond Resorts Owner Trust Series 2014-1, Class B 2.98%, 5/20/27 (1)	1,230	1,222
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (1)	487	480
HOA Funding Series 2014-1A, Class A2 4.846%, 8/20/44 (1)	488	446
Holmes Master Issuer Series 2012-3A, Class B1, CMO, VR 2.521%, 10/15/54 (1)	300	307
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	99	98
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	207	206

Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (1)	1,415	1,422
		5,607
Student Loan 0.4%		
SMB Private Education Loan Trust Series 2015-B, Class A2A 2.98%, 7/15/27 (1)	305	305
SMB Private Education Loan Trust Series 2015-C, Class A2A 2.75%, 7/15/27 (1)	685	679
		984
Total Asset-Backed Securities (Cost $8,835)		8,722
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 11.6%		
Collateralized Mortgage Obligations 4.9%		
Banc of America Mortgage Securities Series 2005-B, Class 2A1, CMO, ARM 2.67%, 3/25/35	151	140
Bank of America Funding Series 2005-A, Class 5A1, CMO, ARM 0.507%, 2/20/35	41	39
Bear Stearns Alt-A Trust Series 2006-1, Class 11A1, CMO, ARM 0.701%, 2/25/36	647	533
Countrywide Alternative Loan Trust Series 2004-33, Class 4A1, CMO, ARM 2.615%, 12/25/34	365	349
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 42A1, CMO 5.00%, 10/27/36 (1)	5	5
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 1.043%, 9/19/44	472	439

DSLA Mortgage Loan Trust Series 2004-AR4, Class 2A1A, CMO, ARM 0.563%, 1/19/45	577	505
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, CMO, ARM 0.463%, 8/19/45	833	742
Duetsche Alt-A Securities Series 2005-2, Class 1A1, CMO, ARM 0.621%, 4/25/35	128	113
GMAC Mortgage Corp. Loan Trust Series 2005-AR3, Class 5A1, CMO, ARM 3.19%, 6/19/35	110	109
Greenpoint Mortgage Funding Trust Series 2005-AR1, Class A1, CMO, ARM 0.701%, 6/25/45	624	478
Harborview Mortgage Loan Trust Series 2005-2, Class 2A1A, CMO, ARM 0.423%, 5/19/35	336	279
Harborview Mortgage Loan Trust Series 2006-9, Class 2A1A, CMO, ARM 0.413%, 11/19/36	677	505
Homebanc Mortgage Trust Series 2005-4, Class A1, CMO, ARM 0.491%, 10/25/35	331	306
Homebanc Mortgage Trust Series 2005-4, Class A2, CMO, ARM 0.551%, 10/25/35	472	438
JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3, CMO, ARM 0.411%, 6/25/37	130	120
JPMorgan Mortgage Trust Series 2005-ALT1, Class 1A1, CMO, ARM 0.521%, 10/25/35	356	273
Merrill Lynch Mortgage Investors Series 2005-AR1, Class M1, CMO, ARM 0.721%, 6/25/36	1,344	1,278
Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2, CMO, ARM 2.621%, 8/25/24	670	677

Wells Fargo Mortgage Backed Securitization Trust Series 2006-2, Class 2A1, CMO, ARM 0.921%, 3/25/36	105	86
		14,284
Commercial Mortgage-Backed Securities 5.9%		
Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 6.039%, 7/10/44	975	987
Banc of America Commercial Mortgage Series 2006-4, Class AJ, ARM 5.695%, 7/10/46	515	515
Citigroup Commercial Mortgage Trust Series 2015-P1, Class B 4.432%, 9/15/48	560	581
Citigroup Commercial Mortgage Trust Series 2015-P1, Class C 4.485%, 9/15/48	380	371
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class AMFX, ARM 5.366%, 12/11/49	1,170	1,200
Commercial Mortgage PTC Series 2014-UBS4, Class C, ARM 4.781%, 8/10/47	2,000	1,920
Commercial Mortgage PTC Series 2015-LC21, Class C, ARM 4.457%, 7/10/48	815	766
Commercial Mortgage PTC Series 2015-PC1, Class B, ARM 4.591%, 7/10/50	1,500	1,530
Credit Suisse Mortgage Capital Certificates Series 2007-C3, Class AM, ARM 5.889%, 6/15/39	615	630
FREMF Mortgage Trust Series 2015-K45, Class B, ARM 3.714%, 4/25/48 (1)	1,255	1,130
FREMF Mortgage Trust Series 2015-K46, Class B, ARM 3.819%, 4/25/48 (1)	875	777

FREMF Mortgage Trust Series 2015-K718, Class B, ARM 3.669%, 2/25/22 (1)	780	743
FREMF Mortgage Trust Series 2015-K720, Class B, ARM 3.389%, 7/25/22 (1)	355	318
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C28, Class B 3.986%, 10/15/48	1,105	1,058
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C30, Class A5 3.822%, 7/15/48	750	778
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class AM, ARM 5.883%, 2/12/49	200	208
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD11, Class AM, ARM 5.961%, 6/15/49	1,515	1,562
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.269%, 4/15/41	60	63
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class B, ARM 4.50%, 5/15/48	755	764
Morgan Stanley Capital I Series 2007-IQ14, Class AM, ARM 5.865%, 4/15/49	1,500	1,545
		17,446
Home Equity 0.8%		
Citigroup Mortgage Loan Trust Series 2007-WFH3, Class A2, ARM 0.381%, 6/25/37	238	225
Countrywide Home Equity Loan Trust Series 2004-BC1, Class M2, ARM 1.826%, 1/25/34	94	88
GSAA Home Equity Trust Series 2005-11, Class 2A1, ARM 0.501%, 10/25/35	152	140

GSAA Home Equity Trust Series 2005-14, Class 2A3, ARM 0.571%, 12/25/35	398	332
GSAA Home Equity Trust Series 2005-8, Class A3, ARM 0.651%, 6/25/35	246	232
GSAA Home Equity Trust Series 2007-7, Class 2A1, ARM 0.23%, 7/25/37	417	366
Renaissance Home Equity Loan Trust Series 2007-1, Class AF1, ARM 5.742%, 4/25/37	1,270	680
Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	123	127
Wells Fargo Home Loan Equity Trust Series 2006-3, Class A2, ARM 0.371%, 1/25/37	268	246
		2,436
Total Non-U.S. Government Mortgage-Backed Securities (Cost $34,696)		34,166

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 4.0%

U.S. Government Agency Obligations 3.3% (4)

Federal Home Loan Mortgage		
4.00%, 10/1/40 - 12/1/41	665	707
4.50%, 6/1/39 - 9/1/40	111	121
5.00%, 11/1/36 - 8/1/40	161	177
5.50%, 10/1/38	16	18
Federal National Mortgage Assn.		
3.50%, 11/1/42	927	962
4.00%, 1/1/41 - 2/1/42	395	420
4.50%, 7/1/39 - 9/1/42	822	890
5.00%, 7/1/33 - 6/1/40	1,090	1,208

U.S. Treasury Notes, 2.125%, 8/15/21	10,730	10,909
		21,153
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $22,632)		22,650

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 31.8%

Owned No Guarantee 3.9%

Banco Nacional de Costa Rica, 4.875%, 11/1/18	200	200
Banco Nacional de Desenvolvimento, 5.75%, 9/26/23	400	372
CRCC Yupeng, FRN, 3.95%, 2/28/49	1,440	1,467
DP World, 6.85%, 7/2/37	860	877
Empresas Public Medellin, 7.625%, 9/10/24 (COP)	1,679,000	468
Eskom Holdings, 6.75%, 8/6/23	400	380
Eskom Holdings, 7.125%, 2/11/25	200	190
Export-Import Bank of India, 3.875%, 10/2/19	1,550	1,606
Export-Import Bank of India, 8.375%, 7/24/25 (INR)	49,000	747
Export-Import Bank of India, 9.45%, 1/22/19 (INR)	43,000	679
KazMunayGas Finance, 9.125%, 7/2/18	500	557
National Savings Bank, 8.875%, 9/18/18	400	425
Pertamina, 5.625%, 5/20/43	750	615
Perusahaan Gas Negara, 5.125%, 5/16/24 (1)	200	196
Petrobras International Finance, 5.375%, 1/27/21	700	560
Petroleos de Venezuela, 5.125%, 10/28/16	64	50
Petroleos de Venezuela, 5.25%, 4/12/17	830	477
Petroleos Mexicanos, 5.50%, 6/27/44	225	187
Petroleos Mexicanos, 6.375%, 1/23/45	50	47
Petroleos Mexicanos, 6.50%, 6/2/41	155	147
Petroleos Mexicanos, 7.19%, 9/12/24 (MXN) (1)	3,110	174
Petroleos Mexicanos, 7.47% , 11/12/26 (MXN)	8,900	488

Turkiye Halk Bankasi, 4.75%, 2/11/21	400	388
		11,297
Sovereign 3.1%		
Dominican Republic, 6.85%, 1/27/45	200	197
Government of Barbados, 6.625%, 12/5/35	100	85
Government of Jamaica, 7.625%, 7/9/25	415	454
Government of Jamaica, 7.875%, 7/28/45	400	404
Government of Ukraine, GDP-Linked Note 0.00%, 5/31/40 (1)(3)(6)	260	122
Government of Ukraine, 7.75%, 9/1/20 (1)	416	404
Government of Ukraine, 7.75%, 9/1/21 (1)	222	213
Government of Ukraine, 7.75%, 9/1/22 (1)	104	99
Government of Ukraine, 7.75%, 9/1/23 (1)	104	99
Government of Ukraine, 7.75%, 9/1/24 (1)	104	98
Government of Ukraine, 7.75%, 9/1/25 (1)	104	98
Islamic Republic of Pakistan, 8.25%, 4/15/24	1,000	1,039
Republic of Argentina, 7.00%, 4/17/17	577	566
Republic of Argentina, 8.28%, 12/31/33 (2)(3)	196	221
Republic of Argentina, 8.75%, 6/2/17 (2)(3)	100	111
Republic of Argentina, FRN, 2.50%, 12/31/38 (2)(3)	200	123
Republic of Argentina, Zero Coupon , 12/15/35	70	7
Republic of Brazil, 4.875%, 1/22/21	120	117
Republic of Brazil, 5.00%, 1/27/45	400	296
Republic of Cote D'Ivoire, 5.375%, 7/23/24	400	363
Republic of Croatia, 6.625%, 7/14/20	150	163
Republic of Indonesia, 4.875%, 5/5/21	300	312
Republic of Serbia, 4.875%, 2/25/20	800	827
Republic of Slovenia, 5.85%, 5/10/23	1,215	1,394
Republic of Turkey, 6.00%, 1/14/41	200	205
Russian Federation, 4.875%, 9/16/23	200	209

United Mexican States, 3.625%, 3/15/22	700	709
United Republic of Tanzania, FRN, 6.538%, 3/9/20	200	195
		9,130
Treasuries 24.8%		
Federal Republic of Germany, 1.50%, 5/15/24 (EUR)	6,235	7,273
Federal Republic of Germany, 2.50%, 8/15/46 (EUR)	2,190	2,989
Government of Canada, 0.75%, 9/1/20 (CAD)	7,500	5,574
Government of Canada, 2.25%, 6/1/25 (CAD)	4,250	3,372
Government of China, 1.94%, 8/18/18 (CNH)	21,000	3,154
Government of China, 3.02%, 6/27/18 (CNH)	1,000	155
Government of China, 3.09%, 11/22/18 (CNH)	1,000	155
Government of China, 3.80%, 5/22/21 (CNH)	15,500	2,462
Government of India, 8.12%, 12/10/20 (INR)	163,000	2,472
Government of India, 8.40%, 7/28/24 (INR)	109,770	1,690
Government of Japan, 1.20%, 12/20/34 (JPY)	213,600	1,791
Government of Singapore, 3.00%, 9/1/24 (SGD)	8,505	6,289
Government of United Kingdom, 4.25%, 12/7/46 (GBP)	2,555	5,301
Hellenic Republic, 3.375%, 7/17/17 (EUR)(1)	100	100
Italy Buoni Poliennali del Tesoro, 2.00%, 12/1/25 (EUR)	1,310	1,458
Kingdom of Spain, 2.15%, 10/31/25 (EUR)(1)	1,700	1,897
Kingdom of Spain, 5.50%, 4/30/21 (EUR)(1)	2,500	3,321
Mexican Udibonos, 6.50%, 6/9/22 (MXN)	46,400	2,908
Mexican Udibonos, 7.50%, 6/3/27 (MXN)	13,001	858
Mexican Udibonos, 7.75%, 11/13/42 (MXN)	33,220	2,224
Mexican Udibonos, 8.50%, 11/18/38 (MXN)	9,635	696
Republic of Cyprus, 3.875%, 5/6/22 (EUR)	2,705	2,954
Republic of Hungary, 3.50%, 6/24/20 (HUF)	539,990	1,916
Republic of Hungary, 7.00%, 6/24/22 (HUF)	252,000	1,059
Republic of Romania, 4.75%, 6/24/19 (RON)	5,400	1,408
Republic of Romania, 5.85%, 4/26/23 (RON)	13,300	3,697

Consumer Non-Cyclical 0.0%		
TEVA Pharmaceutical Finance, 0.25%, 2/1/26	66	100
		100
Other Industrial 0.0%		
Salesforce.com, 0.25%, 4/1/18	29	38
		38
Transportation 0.0%		
AirTran Holdings, 5.25%, 11/1/16	15	46
		46
Total Convertible Bonds (Cost $1,655)		2,069
CONVERTIBLE PREFERRED STOCKS 0.5%		
Banking 0.0%		
Bank of America, Series L	—	85
		85
Communications 0.3%		
American Tower, Series A	5	483
Crown Castle, Series A	2	208
T-Mobile USA, Series A	2	107
		798
Consumer Non-Cyclical 0.2%		
Actavis, Series A	1	666
		666
Electric 0.0%		
Exelon	2	67
		67
Total Convertible Preferred Stocks (Cost $1,545)		1,616

BOND MUTUAL FUNDS 10.2%

T. Rowe Price Institutional Floating Rate Fund, 4.24% (7)(8)	2,724	26,779
T. Rowe Price Institutional High Yield Fund, 6.70% (7)(8)	364	3,059
Total Bond Mutual Funds (Cost $29,784)		29,838

SHORT-TERM INVESTMENTS 6.3%

Money Market Funds 6.3%

T. Rowe Price Reserve Investment Fund, 0.12% (8)(9)	18,638	18,638
Total Short-Term Investments (Cost $18,638)		18,638
Total Investments in Securities		
99.1% of Net Assets (Cost $297,919)		$ 290,945

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $42,039 and represents 14.3% of net assets.

(2) In default with respect to payment of interest.

(3) Non-income Producing

(4) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(5) At November 30, 2015, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(6) GDP-linked note provides for contingent payments linked to the gross domestic product of Ukraine; par reflects notional and will not be paid over the life or at maturity.

(7) SEC 30-day yield

(8) Affiliated Company

(9) Seven-day yield

ARM Adjustable Rate Mortgage

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CLP Chilean Peso

CMO Collateralized Mortgage Obligation

CNH Offshore China Renminbi

COP Colombian Peso

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	12/3/15	INR	168,144	USD	2,508	$ 14
Bank of America Merrill Lynch	12/11/15	EUR	5,305	USD	5,631	(25)
Bank of America Merrill Lynch	12/11/15	PLN	22,515	USD	5,951	(381)
Bank of America Merrill Lynch	12/11/15	USD	5,919	EUR	5,305	313
Bank of America Merrill Lynch	12/11/15	USD	5,707	PLN	22,515	137
Bank of America Merrill Lynch	12/17/15	EUR	5,210	USD	5,530	(24)
Bank of America Merrill Lynch	1/8/16	USD	359	EUR	330	10
Bank of America Merrill Lynch	1/22/16	USD	3,368	RON	13,135	252
Bank of America Merrill Lynch	1/27/16	HUF	875,895	USD	2,966	10
Bank of America Merrill Lynch	1/27/16	USD	853	HUF	238,135	44
Bank of America Merrill Lynch	2/9/16	USD	2,963	GBP	1,945	33
Bank of America Merrill Lynch	2/16/16	USD	5,601	CAD	7,460	15
Bank of America Merrill Lynch	2/22/16	PLN	11,656	USD	2,921	(42)
Bank of America Merrill Lynch	2/22/16	USD	10	EUR	9	—
Bank of America Merrill Lynch	2/25/16	USD	11,414	EUR	10,730	48
Barclays Bank	12/2/15	BRL	1,122	USD	291	(1)
Barclays Bank	12/2/15	USD	266	BRL	1,122	(24)
BNP Paribas	1/29/16	USD	7,050	EUR	6,608	56
Citibank	1/13/16	USD	2,261	GBP	1,500	1
Citibank	1/15/16	IDR	12,208,817	USD	823	50
Citibank	1/22/16	USD	3,312	RON	13,061	213
Citibank	2/9/16	USD	1,477	GBP	980	1
Citibank	2/10/16	USD	1,470	AUD	2,100	(43)
Citibank	8/15/16	USD	1,731	CNH	11,352	2
Credit Suisse	12/2/15	BRL	4,551	USD	1,182	(6)
Credit Suisse	12/2/15	USD	1,165	BRL	4,551	(12)
Credit Suisse	2/22/16	CLP	988,298	USD	1,400	(21)
Credit Suisse	2/22/16	USD	1,066	COP	3,172,540	65
Credit Suisse	2/22/16	USD	95	EUR	88	1
Credit Suisse	2/22/16	USD	183	TRY	540	2

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 11/30/15	Year Ended 5/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 5,424	$ 10,761
Net realized gain (loss)	(6,997)	3,191
Change in net unrealized gain / loss	(3,376)	(10,566)
Increase (decrease) in net assets from operations	(4,949)	3,386
Distributions to shareholders		
Net investment income		
Investor Class	(5,277)	(10,502)
Advisor Class	(114)	(114)
Net realized gain		
Investor Class	–	(5,800)
Advisor Class	–	(68)
Decrease in net assets from distributions	(5,391)	(16,484)
Capital share transactions*		
Shares sold		
Investor Class	40,187	146,769
Advisor Class	4,237	4,684
Distributions reinvested		
Investor Class	4,626	13,200
Advisor Class	113	180
Shares redeemed		
Investor Class	(67,937)	(79,446)
Advisor Class	(2,424)	(1,125)
Increase (decrease) in net assets from capital share transactions	(21,198)	84,262
Net Assets		
Increase (decrease) during period	(31,538)	71,164
Beginning of period	325,259	254,095
End of period	**$ 293,721**	**$ 325,259**
Undistributed net investment income	33	–

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Global Multi-Sector Bond Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide high income and some capital appreciation. The fund has two classes of shares: the Global Multi-Sector Bond Fund original share class, referred to in this report as the Investor Class, offered since December 15, 2008, and the Global Multi-Sector Bond Fund–Advisor Class (Advisor Class), offered since December 15, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor Class does not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date.

Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counter-party, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty or clearinghouse after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account by the fund’s custodian.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 31% and 38% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 9% and 15% of net assets.

Options The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or currency values; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 5% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2015, the notional amount of protection sold by the fund totaled $2,375,000 (0.8% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 19% of the fund’s net assets were invested in emerging markets and 6% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt Securities At November 30, 2015, approximately 43% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of November 30, 2015, no collateral was pledged by the fund or counterparties for TBAs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid. At November 30, 2015, the fund’s total unfunded commitments not included in the Portfolio of Investments were $698,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $167,675,000 and $173,025,000, respectively, for the six months ended November 30, 2015. Purchases and sales of U.S. government securities aggregated $103,075,000 and $115,075,000, respectively, for the six months ended November 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2015, the fund had $675,000 of available capital loss carryforwards.

At November 30, 2015, the cost of investments for federal income tax purposes was $298,374,000. Net unrealized loss aggregated $4,678,000 at period-end, of which $6,810,000 related to appreciated investments and $11,488,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2015, the effective annual group fee rate was 0.29%.

The Advisor Class is also subject to a contractual expense limitation through September 30, 2017. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.95%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to these agreements, $5,000 of expenses were waived/paid by Price Associates during the six months ended November 30, 2015. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $16,000 remain subject to repayment by the fund at November 30, 2015.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2015, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $108,000 for T. Rowe Price Services, Inc.; and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended November 30, 2015, are as follows:

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2016